UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.__)

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PAYPAL FUNDS

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PAYPAL MONEY MARKET FUND
(a series of PayPal Funds)

2211 NORTH FIRST STREET
SAN JOSE, CA 95131
1-888-215-5506

December 29, 2010

Dear Shareholder:

The enclosed Proxy Statement contains important information about three proposals we recommend for approval by shareholders of the PayPal Money Market Fund (the “Fund”), a series of the PayPal Funds (the “Trust”), at a Special Meeting of Shareholders to be held on February 24, 2011 (the “Meeting”).

Shareholders of the Fund are being asked to (i) elect two Trustees to the Board of Trustees of the Trust (the “Board”); (ii) approve an Amended and Restated Investment Advisory Agreement (the “New Agreement”) between the Trust, on behalf of the Fund, and PayPal Asset Management, Inc., the current investment adviser of the Fund (the “Adviser”); and (iii) ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Trust’s independent registered public accounting firm (the “Independent Auditor”) for the fiscal year ending December 31, 2011 in the event that the Board, including a majority of the Trustees who are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), selects PwC as the Trust’s Independent Auditor for the fiscal year ending December 31, 2011 at a meeting to be held in person.

The Board currently consists of three Trustees, Kevin T. Hamilton, Richard D. Kernan, and John P. McGonigle. Messrs. Hamilton and Kernan were elected to the Board by shareholders of the Fund in 2002. Mr. McGonigle was appointed by the Board to fill a vacancy created by the resignation of a former Trustee, and has been serving in that capacity continuously since 2008. A vacancy currently exists on the Board because of the retirement of another former Trustee, who was also an officer of the Adviser, and the Board has nominated Dana E. Schmidt, the current President and Principal Executive Officer of the Trust, to fill that vacancy.

The Adviser, under an Investment Advisory Agreement, as amended (the “Current Agreement”), is compensated a unified fee for providing investment advisory and various other services that are necessary for the operation of the Fund. The Current Agreement also provides that the Adviser will pay all expenses of the Fund, excluding certain expenses described in Proposal 2. The New Agreement would have the effect of unbundling the various types of fees and expenses, so the Fund would pay a separate advisory fee, transfer agency fee and other operating expenses. The purpose of the change is to better accommodate the introduction, over time, of additional funds by the Trust having consistent fee and expense structures, and for ease of comparison to other mutual funds. Although the new fee structure will be unbundled, it has been designed so that there will be no immediate effect on the Fund’s total expenses as a result of the New Agreement.

The Board has not yet considered, but is expected to consider, the appointment of the Trust’s Independent Auditor for the fiscal year ending December 31, 2011 at a meeting to be held in person prior to the regulatory deadline. The Board is submitting to the shareholders of the Fund for ratification of PwC as the Trust’s Independent Auditor for the fiscal year ending December 31, 2011 in the event that the Board, including a majority of the Independent Trustees, selects PwC as the Trust’s Independent Auditor for the fiscal year ending December 31, 2011 at that meeting.

The Trustees voted unanimously to approve these proposals. The Board believes the proposals are in the best interests of the Fund and its shareholders. The Trustees recommend that you vote in favor of the proposals in the Proxy Statement.

The Proxy Statement describes the voting process for shareholders. We ask you to read the Proxy Statement carefully and vote in favor of the approval of the proposals. Please return your Proxy Card by mail or record your voting instructions via electronic transmission or telephone as soon as possible.

Sincerely,

Kevin T. Hamilton
Chairman of the Board of Trustees

PAYPAL MONEY MARKET FUND
(a series of PayPal Funds)

2211 NORTH FIRST STREET
SAN JOSE, CA 95131
1-888-215-5506

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of PayPal Money Market Fund (the “Fund”), a series of PayPal Funds (the “Trust”), will be held on February 24, 2011 at 12:00 noon, Pacific time, at the principal executive offices of the Trust at 2211 North First Street, San Jose, California 95131.

The Meeting is being held for the following purposes:

1.	To elect two Trustees to the Board of Trustees of the Trust;
2.	To approve an Amended and Restated Investment Advisory Agreement for the Fund;
3.	To ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Trust’s independent registered public accounting firm (the “Independent Auditor”) for the fiscal year ending December 31, 2011 in the event that the Board, including a majority of the Trustees who are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended, selects PwC as the Trust’s Independent Auditor for the fiscal year ending December 31, 2011 at a meeting to be held in person; and
4.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Shareholders of record at the close of business on December 27, 2010 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof.

The accompanying Proxy Statement contains more information about the Meeting. As a shareholder of the Fund on the Record Date, you are asked to attend the Meeting in person. If you are unable to attend the Meeting in person, we urge you to promptly vote by mail or via electronic transmission or telephone in order that the Meeting can be held and a maximum number of shares may be voted.

Your vote is important, no matter how many shares you own. To avoid the cost of follow up solicitation and a possible adjournment, please read the Proxy Statement and complete, sign and return the attached Proxy Card by mail or record your voting instructions via electronic transmission or telephone promptly. It is important that your vote be received by 5:00 p.m., Pacific time, on February 22, 2011.

By Order of the Board of Trustees
John D. Muller Secretary

San Jose, California
Dated: December 29, 2010

PAYPAL MONEY MARKET FUND
(a series of PayPal Funds)

2211 NORTH FIRST STREET
SAN JOSE, CA 95131
1-888-215-5506

PROXY STATEMENT

Special Meeting of Shareholders to be Held
February 24, 2011

Introduction

This Proxy Statement is furnished on behalf of the Board of Trustees (the “Board”) of PayPal Funds (the “Trust”) to shareholders of PayPal Money Market Fund (the “Fund”), a series of the Trust, in connection with the solicitation of proxies for use at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held on February 24, 2011 at 12:00 noon, Pacific time, at the principal executive offices of the Trust at 2211 North First Street, San Jose, California 95131, and at any adjournment or postponement thereof. This Proxy Statement, Notice of Special Meeting of Shareholders, and the accompanying Proxy Card are being made available by electronic transmission and by hard copy to those who request a hard copy or who have not previously consented to electronic delivery of their Fund documents, to shareholders of record of the Fund (“Shareholders”) at the close of business on December 27, 2010 (the “Record Date”).

The Fund is a diversified series of the Trust, which is organized as a Delaware statutory trust and was formed on June 3, 1999. The Fund is classified as a diversified open-end, management investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and currently invests all of its investable assets in a master fund.

Shareholders will be asked to vote on three proposals at the Meeting: (i) the election of two Trustees to the Board; (ii) the approval of an Amended and Restated Investment Advisory Agreement (the “New Agreement”) between the Trust, on behalf of the Fund, and PayPal Asset Management, Inc., the current investment adviser of the Fund (“PPAM” or the “Adviser”); and (iii) the ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Trust’s independent registered public accounting firm (“Independent Auditor”) for the fiscal year ending December 31, 2011 in the event that the Board, including a majority of the Trustees who are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), selects PwC as the Trust’s Independent Auditor for the fiscal year ending December 31, 2011 at a meeting to be held in person (each, a “Proposal,” and together, the “Proposals”).

Voting; Revocation of Proxies

All proxies solicited by the Board that are properly executed and received by electronic transmission, telephone or mail by the Secretary of the Trust by 5:00 p.m., Pacific time, on February 22, 2011 will be voted at the Meeting in accordance with the Shareholders’ instructions thereon.

A Shareholder may revoke the accompanying proxy at any time before it is voted by written notification to the Trust or a duly executed Proxy Card bearing a later date sent via electronic transmission. In addition, any Shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. Attendance at the Meeting alone, however, will not serve to revoke the proxy. If no instruction is given on a signed and returned Proxy Card with respect to a Proposal, it will be voted “FOR” that Proposal, and the proxies may vote in their discretion with respect to other matters not now known to the Board that may be properly presented at the Meeting.

All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not vote the shares), will be counted toward establishing a quorum. Abstentions do not constitute a vote “for” and effectively result in a vote “against” a Proposal. Broker non-votes do not represent a vote “for” or “against” and are disregarded in determining whether a Proposal has received enough votes, except where a minimum number of the outstanding voting securities is required, in which case a broker non-vote effectively counts as a vote against such Proposal.

Record Date/Shareholders Entitled to Vote

Only Shareholders of record of the Fund at the close of business on December 27, 2010, the Record Date, are entitled to notice of, and to vote on, the Proposals at the Meeting and any adjournment or postponement thereof. Each Shareholder will be entitled to one vote for each dollar of net asset value held on that date. As of the Record Date, the Fund had 493,623,156.52 shares outstanding and entitled to vote at the Meeting.

Quorum and Adjournment/Required Vote

One-third of the outstanding shares of the Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum for the Fund with respect to the Proposals. If a quorum is not present or represented, the Meeting may be adjourned by any lesser number of outstanding shares of the Fund, and the adjourned session may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Broker non-votes and abstentions will be disregarded in determining whether to adjourn the Meeting.

The affirmative vote of a plurality of the shares voted in person or by proxy at the Meeting is necessary to elect each Trustee to the Board. This means that the two nominees receiving the most votes, assuming the presence of a quorum, will be elected as trustees.

The affirmative vote of a “majority of the outstanding voting securities” of the Fund present in person or by proxy and voting is necessary to approve the New Agreement, pursuant to Section 15 of the 1940 Act. A “majority of the outstanding voting securities” of the Fund means the vote of (i) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is the less.

The affirmative vote of a majority of the shares voted in person or by proxy at the Meeting is required to ratify the appointment of PwC as the Trust’s Independent Auditor for the fiscal year ending December 31, 2011 in the event that the Board, including a majority of the Independent Trustees, selects PwC as the Trust’s Independent Auditor for the fiscal year ending December 31, 2011 at a meeting to be held in person.

If a quorum is present, but sufficient votes in favor of one or more Proposals are not received by the time scheduled for the Meeting, then a person named as a proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present in person or by proxy at the session of the Meeting adjourned. The persons named as proxies will vote FOR the proposed adjournment all shares for which they are entitled to vote with respect to each Proposal or each item under each Proposal, unless directed to vote AGAINST the Proposal or the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that Proposal or item. A shareholder vote may be taken on one or more of the Proposals or items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Proxy Solicitation

The solicitation of proxies will be primarily by electronic transmission, but shareholders may request a hard copy of the proxy materials. The Trust has retained D.F. King & Co., Inc. to assist in the distribution of proxy materials, at an estimated cost of $300,000. All costs associated with the preparation, filing and distribution of the proxy materials, the solicitation, and the Meeting will be shared equally by the Fund and the Adviser. But any such costs allocated to the Fund would be subject to the Fund’s existing expense limitations.

Shareholders will be asked to submit their voting instructions by the Internet or over the telephone or return the Proxy Card by mail if a hard copy of the proxy materials was requested. To record your vote by the Internet, access the Internet address shown on your Proxy Card. You will be prompted to enter the control number on your Proxy Card. Follow the instructions on the screen, using your Proxy Card as a guide. The Internet vote recording procedures are designed to authenticate shareholder identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If you vote by the Internet, you need not return the Proxy Card by mail. Proxies recorded by the Internet may be revoked in accordance with the “Voting; Revocation of Proxies” section above. To record your vote over the telephone, please contact our proxy solicitor, D.F. King & Co., Inc., at (800) 791-3320. Representatives are available Monday through Friday, from 8:00 a.m. until 10:00 p.m. (Eastern time) and Saturday, from 11:00 a.m. until 5:00 p.m. (Eastern time).

Shareholder Reports

Copies of the Fund’s most recent annual and semi-annual reports to shareholders have previously been electronically furnished to shareholders. Additional copies of any of these documents are available on the Trust’s internet website at www.paypal.com, and may be obtained without charge by emailing customer service at service@paypal.com or by calling (888) 215-5506.

PROPOSAL 1: ELECTION OF TWO TRUSTEES TO THE BOARD

The purpose of this proposal is to elect two trustees to the Board. For the election of Trustees at the Meeting, the Board has approved the nomination of John P. McGonigle and Dana E. Schmidt.

The Board currently consists of three Trustees: Kevin T. Hamilton, Richard D. Kernan, and John P. McGonigle. Messrs Hamilton and Kernan were elected to the Board by shareholders of the Fund in 2002. Mr. McGonigle has served as a Trustee since 2008, when he was appointed by the Board to fill a vacancy created by the resignation of a former Trustee. A vacancy currently exists on the Board because of the retirement of another former Trustee, who was also an officer of the Adviser, and the Board has nominated Dana E. Schmidt, the President and Principal Executive Officer of the Trust, to fill that vacancy. Ms. Schmidt is deemed an “interested person” (as defined in the 1940 Act) of the Trust because of her affiliations with the Adviser and its affiliates. The Board proposes that shareholders of the Fund elect Mr. McGonigle and Ms. Schmidt (each, a “Nominee” and collectively, the “Nominees”) to the Board. If elected, each Nominee will hold office until he or she resigns, retires or is otherwise removed or replaced.

The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of each Nominee. If approved by the Shareholders, each Nominee will serve as a member of the Board. Each of the Nominees has consented to being named in this Proxy Statement and to serving on the Board if elected. However, if any Nominee should become unavailable for election, due to events not known or anticipated, the persons named as proxies will vote for such other nominee(s) as the current Board may recommend.

If the Nominees are elected by Shareholders, 75% of the Board’s members will be independent or disinterested persons within the meaning of the 1940 Act. A Nominee is deemed to be “independent” to the extent the Nominee is not an “interested person” of Trust, as that term is defined in the 1940 Act (“Independent Nominee”). One Nominee, Dana E. Schmidt, is considered to be an “interested person” of the Trust (“Interested Nominee”), because of her affiliation with an affiliate of the Adviser.

The following tables contain the names and ages of the Nominees, position(s) and length of service with the Trust, principal occupation during the past five years, any other directorships held by each Nominee and the number of portfolios or funds in the Trust that each Nominee will oversee if elected. Unless otherwise indicated, the address of each Nominee is c/o PayPal, Inc., 2211 North First Street, San Jose, California 95131.

Name (Age)	Position(s) Held with Trust and Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Interested Nominee
Dana E. Schmidt (48)	Trustee Nominee; President and Principal Executive Officer (since 2010)	Chief Compliance Officer, MicroPlace Inc. (since 2007); Lead Integration Manager, Wells Fargo Funds Management, LLC (2004 – 2005).	One	None
Independent Nominee
John P. McGonigle (55)	Trustee (since 2008)	Member of Board of Charles Schwab International Holdings (1999 – 2006); Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (registered broker-dealer) (1989 – 2006).	One	One (Janus family of mutual funds)

Remaining Trustees of the Board

The table below contains similar information about the remaining two Trustees of the Board, each of whom is an Independent Trustee of the Trust. Unless otherwise indicated, the address of each Trustee is c/o PayPal Funds, 2211 North First Street, San Jose, California 95131.

Name (Age)	Position(s) Held with Trust and Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Independent Trustees
Kevin T. Hamilton (49)	Trustee and Chairman (since 1999 and 2004, respectively)	Managing Director, First Foundation Advisor (since 2010); President, Rice Hall James & Associates (investment advisor) (2002 – 2009).	One	None
Richard D. Kernan (65)	Trustee (since 2002)	Chief Financial Officer, Acacia Pacific Holdings, Inc. (private insurance services company) (2003 – 2007).	One	None

Board Leadership Structure and Risk Oversight

The operations of the Fund are under the direction of the Board. The Board establishes the Fund’s policies and oversees and reviews the management of the Fund. The Board meets regularly (i.e., at least quarterly) to review the investment performance of the Fund and other financial and operational matters, including policies and procedures with respect to compliance with regulatory and other requirements, as well as to review the activities of the Trust’s officers, who are responsible for the day-to-day operations of the Fund. The Board met six times during the fiscal year ended December 31, 2009. All of the current Trustees attended all of the Board and committee meetings of which they were members.

The Board consists of three Trustees, all of whom are Independent Trustees. An Independent Trustee serves as Chairman of the Board. In addition, the Board has delegated certain authority and supervisory responsibilities to its Audit Committee (described below), which is comprised exclusively of Independent Trustees. As part of each regular Board meeting, the Independent Trustees meet, separately from the Adviser, with their independent legal counsel and, at least annually, with the Trust’s Chief Compliance Officer (“CCO”). The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.

The Fund has retained the Adviser as the Fund’s investment adviser. Subject to the objectives and policies as the Trustees may determine, the Adviser furnishes a continuing investment program for the Fund, which involves monitoring the Fund’s investment in the Master Portfolio, including the associated risks that arise from the Fund’s investments and operations, and provides administrative services to the Fund, all pursuant and subject to its Investment Advisory Agreement with the Fund. Employees of the Adviser and its affiliates serve as the Trust’s officers, including the Trust’s President, Treasurer and CCO.

The Board oversees the services provided by the Adviser, including certain risk management functions. Risk management is a broad concept that can cover many elements. The Board handles its review of different elements and types of risks in different ways. In the course of providing oversight, the Board and the Audit Committee receive reports on the Fund’s activities, including regarding the Fund’s investment portfolio and the Fund’s financial accounting and reporting. The Board also meets periodically with the Trust’s CCO who reports on the compliance of the Fund with the U.S. federal securities laws and the Trust’s internal compliance policies and procedures. The Audit Committee’s meetings with the Fund’s Independent Auditors also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with the portfolio managers of the Master Portfolio to receive reports regarding the management of the Master Portfolio, including certain investment and operational risks. Because the Board has delegated the day-to-day activities of the Fund to the Adviser and other service providers, the risk management oversight provided by the Board can mitigate but not eliminate the identified risks. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Adviser, its affiliates or other service providers.

Information about each Trustee’s and Nominee’s Qualifications, Experience, Attributes or Skills

The Board took into account a variety of factors in the original selection of candidates to serve as a Trustee, including the then composition of the Board. The Board also considers the qualifications and experience of its members in determining their continued effectiveness on the Board, including through the use of an annual self-assessment. Generally, no one factor was decisive in the selection of an individual to join and continue on the Board. Among the factors the Board considered when concluding that an individual should serve on the Board, and continue to be qualified to serve on the Board, were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; and (iii) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. In addition, the Trustees also possess various other intangible qualities such as intelligence, work ethic, the ability to work together, to communicate effectively, to ask incisive questions and exercise judgment, and to oversee the business of the Trust. The Board also considered, among other factors, the particular attributes described below with respect to the various individual Trustees.

The Board also considers the diversity of its trustees and any candidates and nominees. The Board has not adopted any particular standard or policy with respect to diversity, but it considers varied backgrounds, experiences, perspectives in evaluating candidates, nominees and fellow trustees.

Current Trustees (Independent Trustees)

Mr. Hamilton has many years of experience as an executive of various investment management organizations and has in-depth experience with investment analysis. He also has many years of experience with the mutual fund industry and serving on the Trust’s Board.

Mr. Kernan has many years of experience in the insurance industry, which has included extensive responsibilities for financial accounting and reporting. He also has many years of experience with the Trust’s Board.

Nominees

Mr. McGonigle, also an Independent Trustee, and an Independent Nominee, has many years of experience as a senior executive with a prominent broker-dealer and has in-depth knowledge of the financial services and securities industry. He also has many years of experience with the mutual fund industry generally and approximately two years of experience with the Trust’s Board.

Ms. Schmidt, an Interested Nominee, has many years of experience as an executive in the investment management and mutual fund industries. She also has previously served as a mutual fund trustee and has worked extensively with boards of mutual funds as an executive of investment advisers and their affiliates.

Board Committee

Currently, the Board has a standing Audit Committee composed solely of Independent Trustees. Mr. Kernan serves as the Chairman of the Audit Committee. Mr. Kernan also qualifies as the Audit Committee’s audit committee financial expert. The Audit Committee is responsible for, among things, recommending the selection, retention, compensation or termination of the Trust’s Independent Auditor; reviewing with the Independent Auditor the scope and results of annual audits of the Trust; discussing with Trust management the performance of the Independent Auditor and its recommendation with respect to the reasonableness of the Independent Auditor’s fees; reviewing the Fund’s annual report to shareholders and any significant underlying accounting policies; reviewing with the Fund’s Independent Auditor the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing such controls and procedures; reporting to the full Board on a regular basis; and making recommendations as it deems necessary or appropriate. During the fiscal year ended December 31, 2009, the Audit Committee held two meetings.

Trustees’ Compensation

The Trust pays each Independent Trustees an annual retainer fee equal to $4,000 plus $3,000 for each regular Board meeting attended by the Trustee in person (or $1,500, if the meeting is attended telephonically). The Trust pays each Independent Trustee a fee of $2,000 for each special Board or Committee meeting not held in conjunction with a regular meeting attended by the Trustee in person (or $1,000, if the special meeting is attended telephonically). In addition, the Trust pays each Independent Trustee a fee of $2,000 for each Fund-related meeting not held in conjunction with an official meeting attended by the Trustee in person (or $1,000, if such meeting is attended telephonically). Also, the Trust pays the chair of the Board an annual fee of $10,000. In addition, the Trust reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. Other officers and Trustees of the Trust receive no compensation or expense reimbursement from the Trust.

The table below shows the compensation received by current Independent Trustees for the fiscal year ended December 31, 2009, which does not reflect the new fees specified above:

Name of Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Trust Paid to Trustees
Kevin T. Hamilton*	$8,000	None	None	$8,000
Richard D. Kernan*	$8,000	None	None	$8,000
John P. McGonigle**	$8,000	None	None	$8,000

*	Independent Trustee
**	Independent Trustee and Independent Nominee

Trustees’/Nominees’ Ownership of Fund Shares

The table below shows the dollar range of shares beneficially owned by each Trustee/Nominee in the Fund as of the Record Date, unless otherwise noted.

Name of Trustee/Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Richard D. Kernan*	$1 – $10,000	$1 – $10,000
Kevin T. Hamilton*	$1 – $10,000	$1 – $10,000
John P. McGonigle**	None	None
Dana E. Schmidt***	$1 – $10,000	$1 – $10,000

*	Independent Trustee
**	Independent Trustee and Independent Nominee
***	Interested Nominee

As of the Record Date, all Trustees/Nominees and officers of the Trust as a group owned less than 1% of the outstanding shares of the Fund.

Officers’ Information

The principal officers of the Fund are listed below, except for the President and Principal Executive Officer of the Trust, Ms. Schmidt, for whom information is provided in a table above. Each principal officer serves until he or she resigns, retires or is otherwise removed or replaced. All other officers hold office at the pleasure of the Board. Unless otherwise indicated, the address of each officer is c/o PayPal Funds, 2211 North First Street, San Jose, California 95131.

Name (Age)	Position(s) Held with the Trust and Time Served	Principal Occupation(s) During Past 5 Years
Omar J. Paz (40)	Treasurer and Chief Financial Officer (since 2008)	Director, North America, PayPal, Inc. (since 2010);
Director, Consumer Products, PayPal, Inc. (2009 – 2010);
President and Director, PayPal Asset Management, Inc.
(since 2008); Assistant Treasurer and Director of Global
Investments, eBay, Inc. and PayPal, Inc. (2007 – 2009);
Principal, Corporate Cash Management Group of Piper
Jaffray & Co. (2006 – 2007); Senior Vice President,
Institutional Fixed Income Group of Citigroup Global
Markets Inc. (2002 – 2006).
John D. Muller (49)	Secretary and Chief Compliance Officer (since 2001 and 2009, respectively)	General Counsel, PayPal, Inc. (since 2000); Chairman and Director, PayPal Asset Management, Inc. (since 2001); Interim Chief Compliance Officer of the Trust (2006 – 2009).

Recommendation and Required Vote

If a quorum is present at the Meeting, the affirmative vote of a plurality of shares voted in person or by proxy at the Meeting is required for the election of each Nominee to the Board.

THE BOARD RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” THE ELECTION OF EACH NOMINEE.

PROPOSAL 2: APPROVAL AMENDED AND RESTATED INVESTMENT
ADVISORY AGREEMENT

PPAM has acted as the investment adviser with respect to the assets of the Fund since November 17, 1999. Currently, the Adviser serves pursuant to an Investment Advisory Agreement, as amended (the “Current Agreement”) and is compensated a unified fee for providing, or causing to be provided, investment advisory services and various other services that are necessary for the operation of the Fund. The Current Agreement also provides that the Adviser will pay all operating expenses of the Fund, excluding certain expenses described below. The proposed Amended and Restated Investment Advisory Agreement (the “New Agreement”) would have the effect of unbundling the various types of fees and expenses, so the Fund would pay a separate advisory fee, transfer agency fee and other operating expenses to various service providers and vendors. The responsibilities of the Adviser related to transfer agency services (shareholder transactions, recordkeeping, account maintenance and shareholder reporting) are to be included in a separate Transfer Agency Agreement as described further below. The Adviser’s responsibilities otherwise remain substantially unchanged. Because of various expense limitations currently in place and that would apply when the New Agreement takes effect, there would not be any immediate effect on the Fund’s total expenses as a result of the New Agreement.

The Current Agreement

The Current Agreement dated October 4, 2002 between the Trust and the Adviser was originally approved in person by the Board, including a majority of the Independent Trustees, at a meeting held on May 14, 2002 and by the Fund’s shareholders on October 2, 2002. The Current Agreement was submitted for shareholder approval because the then-existing investment advisory agreement was terminated automatically as a result of a deemed assignment of that agreement upon the acquisition of PayPal, Inc., the parent company of the Adviser, and eBay Inc. The Current Agreement has remained substantially unchanged since that time, except that it was amended on March 1, 2005 and August 11, 2009 to reduce the advisory fee payable to the Adviser.

Under the Current Agreement, the Trust appointed the Adviser to act as investment adviser and manager to the Fund. In this capacity, the Adviser agreed to provide a program of continuous investment management for the Fund in accordance with the Fund’s investment objective, policies and limitations, as provided in the Fund’s Prospectus and Statement of Additional Information filed as part of the Trust’s Registration Statement with the Securities and Exchange Commission (the “SEC”) and any amendments thereto. Among other things, the Current Agreement requires the Adviser to: (i) provide the Fund with ongoing investment guidance and policy direction; (ii) advise as to the securities, instruments, repurchase agreements, options and other investments and techniques that the Fund will purchase or sell, enter into, or use, as applicable; (iii) advise as to what portion of the Fund’s portfolio shall be invested in securities and other assets or remain uninvested; (iv) provide or arrange for administration, transfer agency, custody, and all other services necessary for the Fund to operate and pay for all expenses associated with such service subject to certain limitations contained therein; (v) furnish to the Trust any statistical information the Trust may reasonably request with respect to the Fund’s assets or contemplated investments; and (vi) keep the Trust and the Trustees informed of developments materially affecting the Fund’s portfolio and furnish to the Trust from time to time any information the Adviser believes appropriate for this purpose.

In connection with the provision of various investment management services as set forth in the Current Agreement, the Adviser also pays all of the expenses of Fund, except for the following expenses: (i) interest; (ii) taxes; (iii) brokerage commissions; (iv) insurance and bonding premiums; (v) fees and expenses of the independent trustees (and their legal counsel); (vi) the compensation of the CCO; (vii) extraordinary expenses approved by those disinterested trustees; and (vii) fees and expenses of the master portfolio (the “Master Portfolio”) in which the Fund invests all its assets (collectively, the “Excluded Expenses”).

As compensation for the services provided and expenses assumed by the Adviser under the Current Agreement, the Trust arranges for the Fund to pay the Adviser at the end of each calendar month an advisory fee computed daily at an annual rate equal to 0.75% of the Fund’s average daily net assets.

Under the Current Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its shareholders in connection with the matters to which the Current Agreement relates, provided that the Adviser is not protected against any liability to the Trust, the Fund, or the shareholders of the Fund by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties on the part of the Adviser under the Current Agreement. No change is proposed to the Adviser’s standard of care.

The Current Agreement provides that after the two-year initial period, it will continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by either the Board or a “majority of the outstanding voting securities” of the Fund as well as a majority of those Independent Trustees who were not parties to the Current Agreement. The Board, including all of the Independent Trustees, most recently approved the Current Agreement on November 16, 2010 for a second temporary continuance for an additional period through March 31, 2011 or until the approval of the New Agreement by Shareholders at the Meeting, whichever comes first.

Additionally, the Current Agreement permits termination by either party without penalty upon sixty (60) days’ notice to the other party. The Current Agreement will also terminate automatically in the event of its assignment (as such term is defined in the 1940 Act).

The New Agreement

The New Agreement provides that the unified fee under the Current Agreement will be unbundled to exclude certain operating fees and expenses of the Fund from the investment advisory fee payable to the Adviser under the New Agreement. A form of the New Agreement is attached to this Proxy Statement as Exhibit A, and the description set forth in this Proxy Statement of the New Agreement is qualified in its entirety by reference to Exhibit A.

Under the New Agreement, the Adviser will continue to provide, or cause to be provided, various investment management services to the Fund, except that certain services previously provided by the Adviser, the compensation for which was included in the investment advisory fee under the Current Agreement, including shareholder transaction services, shareholder information services, compliance reporting, and shareholder account maintenance, will be governed by and compensated for under a separate Transfer Agency Agreement between the Trust and the Adviser. As part of the unbundling of the investment advisory fee under the New Agreement, the Board, including all of the Independent Trustees who were not parties to the Transfer Agency Agreement, approved the Transfer Agency Agreement at a meeting of the Board held on July 27, 2010. That new Transfer Agency Agreement would take effect, with respect to the Fund, when the New Agreement also takes effect, subject to shareholder approval.

The New Agreement additionally unbundles various operating expenses from the investment advisory fee payable to the Adviser. In addition to the Excluded Expenses enumerated in the Current Agreement, all of which, other than the advisory fees paid indirectly by the Fund to the Adviser of the Master Portfolio, will continue to be excluded from the responsibility of the Adviser under the New Agreement, various other operating expenses, including, among others, fees and expenses incurred in connection with the issuance, registration and transfer of shares of the Fund; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund; cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information for the Fund or other communications for distribution to existing shareholders (but not prospective investors); and all expenses of maintaining and servicing shareholder accounts, will no longer be assumed by the Adviser. Such other operating expenses will be paid by the Fund under the New Agreement, and the Adviser will only be responsible for (i) the compensation of any of the Trust’s Trustees, officers, and employees who are affiliates of the Adviser, excluding employees performing services in connection with expenses for which the Fund is responsible under the New Agreement; (ii) the investment advisory fees paid indirectly by the Fund to the adviser to any master portfolio (such as the Master Portfolio) into which the Fund invests all or substantially all of its assets; (iii) the expenses of printing and distributing the Fund’s prospectuses, statements of information, and sales and advertising material (excluding legal, auditing, or accounting fees attendant thereto)

to prospective investors (rather than existing shareholders); and (iii) providing office space and equipment reasonably necessary for the operation of the Trust to the extent not provided by the administrator of the Trust.

To reflect the unbundling of services provided and operating expenses assumed by the Adviser, the New Agreement provides for a reduced investment advisory fee payable to the Adviser at the end of each calendar month at an annual rate equal to 0.30% of the Fund’s average daily net assets. For services provided and expenses assumed by the Adviser under the Transfer Agency Agreement, the Fund will compensate the Adviser, in its capacity as the transfer agent of the Trust, at the end of each calendar month a transfer agent service fee at an annual rate equal to $2.40 per open or active account and $0.80 for each closed or inactive account. For the fiscal year ended December 31, 2009, that per account fee structure would have resulted in transfer agency expenses of approximately 0.45% of the Fund’s average daily net assets. In comparison, under the Current Agreement, the Adviser is entitled to compensation at an annual rate equal to 0.75% of the Fund’s average daily net assets for both advisory and transfer agency services.

Other provisions, including those regarding the standard of care and limitation of liability of the Adviser and duration and termination of the New Agreement, are substantially the same as those under the Current Agreement.

Comparison of Amounts Paid or Payable Under the Agreements

Provided below is a comparison of the fees paid to the Adviser under the Current Agreement during the last year ended December 31, 2009 compared to what they would have been under the New Agreement. This excludes fees and expenses of the Master Portfolio.

Fee Paid or Payable to the Adviser	Current Agreement	New Agreement	Percent Change (estimated)
Investment Advisory Fee	$5,088,698 (3,808,214) waived $1,280,484 net paid	$2,035,479 (est.) (754,995) waived $1,280,484 net paid	60% decrease in contractual amount
Transfer Agency Fee	None	$2,556,842 (est.; before waiver by the Adviser)	Not applicable.

Total fees and expenses of the Fund and the Master Portfolio for the year ended December 31, 2009 were 0.86% of average daily net assets, and 0.83% giving effect to waivers and reimbursements by the Adviser.

Legal Requirements Under the 1940 Act

Section 15(a) of the 1940 Act makes it unlawful for any person to serve or act as investment adviser of a registered investment company, such as the Trust, except pursuant to a written contract that has been approved by the vote of a “majority of the outstanding voting securities” of such registered company and that (i) precisely describes all compensation to be paid thereunder; (ii) continues in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the board of directors or trustees or by vote of a “majority of the outstanding voting securities” of such company; (iii) provides, in substance, that it may be terminated at any time, without the payment of any penalty, by the board of directors or trustees of such registered company or by vote of a “majority of the outstanding voting securities” of such company on not more than sixty (60) days’ written notice to the investment adviser; and (iv) provides, in substance, for its automatic termination in the event of its assignment.

Section 15(c) of the 1940 Act further provides that a board of directors or trustees of any registered investment company may not enter into, renew, or perform any contract or agreement, whereby a person undertakes regularly to serve or act as investment adviser of or principal underwriter for such company, unless the terms of such contract or agreement and any renewal thereof have been approved by the vote of a majority of the independent directors or trustees who are not parties to such contract or agreement cast in person at a meeting called for the purpose of voting on such approval.

The Current Agreement was approved by a “majority of the outstanding voting securities” of the Fund. The New Agreement provides for the unbundling of services and various operating expenses and would require the approval of a “majority of the outstanding voting securities” of the Fund as provided under the 1940 Act. The Board, including all of the Independent Trustees who are not parties to the New Agreement, has unanimously approved the New Agreement in person at a meeting of the Board on May 18, 2010.

Information Regarding the Adviser

The Adviser is a wholly owned subsidiary of PayPal, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser was formed in November 1999. As of the Record Date, it had over $493,653,951.52 million in assets under management. The Adviser’s address is 2211 North First Street, San Jose, CA 95131.

The Adviser’s principal executive officers and directors are shown below. The address of each, as it relates to his or her duties at the Adviser, is the same as that of the Adviser.

Name	Title/Status with Investment Adviser	Other Business Connections
John D. Muller	Chairman and Director	Vice President and General Counsel, PayPal, Inc.
Omar J. Paz	Chief Executive Officer & President, Treasurer, Secretary and Director	Director, North America, PayPal, Inc.
Jeffrey R. Mannie	Controller	Controller, PayPal, Inc.
Christopher I. Chen	Chief Compliance Officer	Manager, Policy, PayPal, Inc.
Robert J. Mansell	Senior Technology Officer	Vice President, Product Development, PayPal, Inc.
Steven A. Burleson	Treasurer	Vice President and Chief Financial Officer, North America, PayPal, Inc.
Prashant F. Aggarwal	Chief Financial Officer and Director	Vice President, Finance Operations, PayPal, Inc.
Edmond I. Eger III	Business Officer	Senior Vice President, General Manager, North America, Global Core Payments and Emerging Markets, PayPal, Inc.
Lutz O. Braum	Marketing Officer	Director, Engagement Marketing, PayPal, Inc.

For the fiscal year ended December 31, 2009, the Fund was obligated to pay the Adviser an investment advisory fee of $5,088,698, before contractual and voluntary fee waivers, and was paid $1,280,484, after giving effect to such reductions and waivers.

Trustees’ Consideration

The Board, including all of the Independent Trustees, voted in person and approved the New Agreement and its submission for shareholder approval at a meeting on May 18, 2010. If the New Agreement is approved by Shareholders at the Meeting, the New Agreement would take effect in early 2011, and the Current Agreement would be terminated at that time. If the New Agreement is not approved by Shareholders, the Trustees will promptly renew the Current Agreement or seek to enter into a new investment advisory arrangement for the Fund, subject to approval by the Fund’s shareholders.

At the May 18, 2010 meeting, the Board was presented with information the Trustees believed to have demonstrates that the terms of the New Agreement are fair to, and in the best interest of, the Trust, the Fund, and the shareholders of Fund. Specific details about the information provided to and considered by the Board at the meeting on May 18, 2010 are given below.

Past Experience with the Adviser

The Board had before it information that allowed the Trustees to evaluate the experience of the Adviser’s key personnel and the quality of services the Adviser has provided and is expected to provide to the Fund. The Trustees were asked to give equal consideration to all factors deemed to be relevant to the Fund, including, but not limited to, the following: (1) the favorable quality of advisory, administrative and transfer agency services provided to the Fund since its commencement of operations; (2) the positive relationship of the Adviser with the Trust as evidenced by the Adviser’s willingness to work with the Trustees to address questions, issues and requests for information; (3) the performance of the Fund since commencement of operations; (4) the competitive compensation payable by the Trust to the Adviser under the Current Agreement given the advisory, transfer agency and administrative services provided; and (5) the favorable history, reputation, qualification, and background of the Adviser, as well as the qualifications of its personnel and financial condition. The Board was further assured by the Adviser that there has not been, and the Adviser does not expect there to be, any diminution in the scope and quality of advisory services provided to the Fund under the New Agreement.

Terms of the New Agreement and Other Agreements

The Board also had before it information that allowed the Trustees to compare the terms of the Current Agreement to those of the New Agreement, particularly those relating to services provided or arranged by the Adviser, advisory fee payable to the Adviser, and expenses assumed by the Adviser as well as the expenses paid by the Fund. In assessing the reasonableness of the fees payable to the Adviser under the proposed arrangement to unbundle certain operating fees and expenses, the Board also considered the terms of the Transfer Agency Agreement and an Operating Expenses Agreement between the Trust and the Adviser, which sets limits to the Fund’s operating expenses with respect to the Adviser. Specifically, the Board considered the fact that (1) under the Current Agreement, the Adviser is entitled to compensation at an annual rate equal to 0.75% of the Fund’s average daily net assets (excluding expenses of the Master Portfolio); (2) such compensation of 0.75% of the Fund’s average daily net assets covers most of the operating expenses the Fund incurs, and the Fund’s operating expenses are currently subject to an expense limitation of 0.85% of the Fund’s average daily net assets under the Operating Expenses Agreement including the expenses of the Master Portfolio; (3) under the New Agreement and the Transfer Agency Agreement, the Adviser will be entitled to combined compensation estimated to result in an annual rate equal to 0.75% (0.30% under the New Agreement and a transfer agent service fee at an annual rate equal to $2.40 per open or active account and $0.80 for each closed or inactive account under the Transfer Agency Agreement) of the Fund’s average daily net assets; and (4) such proposed combined compensation of 0.75% will not cover all of the Fund’s operating expenses, but the Fund’s total operating expenses will continue to be subject to an expense limitation of 0.75% of the Fund’s average daily net assets, which limits most operating expenses of the Fund as well as the advisory and administrative fees of the Master Portfolio, but does not limit Fund expenses such as taxes, interest, brokerage and extraordinary expenses and does not limit the other operating expenses of the Master Portfolio. The Board, including all of the Independent Trustees who were not parties to the Operating Expenses Agreement, approved the continuation of the Operating Expenses Agreement through April 30, 2011 at the meeting of the Board on May 18, 2010, noting that the expense components would change if the New Agreement is approved, but the overall limit operating expense limit would not increase.

The Board noted that the services provided or arranged by the Adviser under the Current Agreement are substantially the same as the services that will be provided or arranged by the Adviser under the New Agreement and the Transfer Agency Agreement. While the combined compensation to the Adviser under the New Agreement and the Transfer Agency Agreement will not cover most of the operating expenses that were included under the Current Agreement, the Board was satisfied with the fees under the proposed arrangement because of the 0.75% expense limitation that will continue to be imposed on the Adviser under the Operating Expense Agreement. Accordingly, the Board concluded that the fee and expense arrangement under the New Agreement, the Transfer Agency Agreement, and the Operating Expenses Agreement is competitive and fair to the Fund and its shareholders and represents no significant departure from the fees and expenses under the Current Agreement. The Board additionally noted that aside from those terms relating to fees and expenses, the New Agreement is almost identical to the Current Agreement.

The Board accepted the Adviser’s explanation for recommending this Proposal 2. The Adviser believes that the New Agreement better accommodates the introduction of new funds by the Trust having consistent fee and expense structures. The Board and the Adviser also recognize that the unbundled fee structure allows for easier comparisons to other mutual funds.

Board Review and Approval of the Current Agreement

Provided below is a description for the basis of the Board’s most recent approval of the Current Agreement.

At a meeting held on August 11, 2009, the Board, including a majority of Independent Trustees, meeting in person, approved the continuation of the Current Agreement for an additional period through June 30, 2010. On May 18, 2010 and November 16, 2010, the Board, including a majority of the Independent Trustees, meeting in person, approved two separate shorter extensions of the Current Agreement.

In approving the most recent continuation of the Current Agreement, the Board had before it information that allowed the Trustees to evaluate the experience of the Adviser’s key personnel, the quality of services the Adviser has provided and is expected to provide to the Fund, and the compensation proposed to be paid to the Adviser including related expense information. The Board also considered detailed information regarding the performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third-party provider. The Independent Trustees discussed the proposed continuance in various private sessions at which no representatives of the Adviser were present, and they were assisted by independent legal counsel to the Independent Trustees (who also serves as legal counsel to the Fund). In reaching their determinations relating to each continuance of the Current Agreement with respect to the Fund, the Trustees considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee could have attributed different weights to the various factors.

The two shorter extensions were approved by the Board and the Independent Trustees in order to allow the Adviser additional time to provide information requested by the Independent Trustees to supplement the information previously provided. The Independent Trustees considered the information they had been provided at the time of the February and May meetings to be sufficient to justify each of the shorter extensions pending receipt of the more detailed and updated information requested. With the receipt, review and discussion of that additional information, the Independent Trustees approved the longer renewal through June 30, 2010.

In approving the continuation of the Current Agreement, the Trustees considered several factors in respect of the advisory fee level specified in the amended Current Agreement, as follows:

Nature, Extent and Quality of Services

The Board considered the advisory and other services provided to the Fund by the Adviser. The advisory services relate largely to the selection of the Master Portfolio and the ongoing monitoring of its investment performance. Other services provided by the Adviser to the Fund include compliance, transfer agency and administrative services not provided by outside service providers. The Board noted the absence of material compliance issues and the responsiveness of the Adviser with respect to any problems that did occur, particularly given the complexity of the transfer agency and account issues that can exist for a mutual fund with a large number of accounts that serve as a sweep vehicle for customers of PayPal, Inc.’s services and that have no minimum investment. The Independent Trustees further noted the accessibility of the Adviser to the Board. The Board noted that the Fund is the Adviser’s only advisory client. The Board and the Independent Trustees concluded that the nature, extent and quality of the services provided by the Adviser are of a satisfactory quality and have benefited and will continue to benefit the Fund and its shareholders.

Investment Results

The Board considered the investment results of the Fund in light of its investment objective. It compared the Fund’s total returns with the total returns of other money market mutual funds in peer group reports prepared by an independent data provider, with respect to various periods. The Board noted that the Fund’s performance was very competitive, typically in the top quintile in its peer group of money market funds, over the relevant periods, some of which resulted from the very low expenses charged by the Adviser as a result of substantial waivers. The Board concluded that the Adviser was implementing the Fund’s investment objective and the Adviser’s continued management should benefit the Fund and its shareholders.

Advisory Fees and Total Expenses

The Fund and the Adviser amended the Current Agreement on August 11, 2009 to reduce the contractual advisory fee by 0.25%, to an annual rate of 0.75%, which includes a variety of other operating expenses as described in the prospectus for the Fund. As noted in the prospectus, the Adviser has traditionally waived a substantial portion of that fee on a voluntary basis. The Board compared both the contractual and voluntarily reduced advisory fees and total expenses of the Fund (as a percentage of average net assets) with the median fee and expense levels of other mutual funds in the relevant peer groups. These comparisons assisted the Board by providing a reasonable statistical measure to assess the Fund’s fees relative to its relevant peers. The Board noted that one of the ongoing justifications for a contractual advisory fee that is higher than many peer group funds is the absence of a minimum account size and the available services without any minimum account size, which normally would be a higher expense for another company’s money market mutual fund to provide. The consensus of the Board was that, even at the amended full contractual rate, the advisory fee would not appear outside the range of money market advisory fees, even though the relative performance of the Fund would suffer. The Board further noted the relevant contractual and additional voluntary expense limitations that the Adviser has agreed to and that are disclosed in the prospectus with respect to the Fund and that the Adviser historically has absorbed any expenses in excess of these limits. The Board concluded that the fees charged by the Adviser benefit the Fund and its shareholders.

The Adviser’s Costs, Level of Profits and Economies of Scale

The Independent Trustees reviewed information regarding the Adviser’s internal and external costs of providing services to the Fund. They reviewed the Adviser’s stated assumptions and methods of allocating certain costs. They accepted the Adviser’s assertion that the proposed fee level reflecting the contractual and voluntary limits results in a very small profit for the Adviser at the Fund’s current size, which has declined compared to the prior period. This is based on the costs involved with the mutual fund business and the Fund’s unique characteristics such as having no minimum account size and the high level of accessibility of a shareholder’s assets in the Fund for transactions through PayPal, Inc. The Adviser discussed its technology costs in recent years. The Independent Trustees also accepted the Adviser’s assertion that its cumulative profitability for the Fund is substantially negative and would remain so until such time (if ever) the expense limitation is set at a level that provides for a greater amount of profit for the Adviser. Based on their review, the Independent Trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable or excessive.

The independent Board members considered the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee reflects those economies of scale. They realized that the advisory fee for the Fund does not have breakpoints, which would otherwise result in lower advisory fee rates as the Fund grows larger. The Board also recognized the benefits to the Fund of the Adviser’s past investment in the Fund’s operations (through past subsidies of the Fund’s operating expenses when it was newer and smaller), and its commitment to maintain reasonable overall operating expenses for the Fund. Although the Fund’s size has declined compared to the prior year, the Independent Trustees expect that the Fund may enjoy economies of scale from further growth beyond its historical levels and will monitor the levels of the Adviser’s profitability accordingly.

Ancillary Benefits

The Board considered other actual and potential financial benefits to the Adviser in concluding that the contractual advisory fees are reasonable for the Funds. In particular, they noted that the Adviser does not have any affiliates that directly benefit from the Adviser’s relationship to the Funds, but that PayPal, Inc. and eBay, Inc. may benefit indirectly from the availability of the Fund to users of those services.

Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Trustees concluded that the Current Agreement is fair and reasonable to the Fund and its shareholders, that the Fund’s shareholders received reasonable value in return for the advisory fees paid to the Adviser by the Fund, and that each renewal of the Current Agreement for the specified period was in the best interests of the Fund and its shareholders.

Recommendation and Required Vote

If a quorum is present at the Meeting, the affirmative vote of the lesser of (i) 67% or more of the Fund’s voting shares present at the Meeting, if more than 50% of the outstanding voting shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting shares of the Fund.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF
THE AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Board has not yet considered, but is expected to consider, the appointment of the Trust’s Independent Auditor at a meeting to be held in person prior to the regulatory deadline. Shareholders are being asked to act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Trust’s Independent Auditor for the fiscal year ending December 31, 2011 in the event that the Board, including a majority of the Independent Trustees, selects PwC as the Trust’s Independent Auditor for the fiscal year ending December 31, 2011 at that meeting.

PwC is registered with the Public Company Accounting Oversight Board and has experience in investment company accounting and auditing. PwC has served as Independent Auditor for the Trust since the fiscal year ended December 31, 2001. Representatives of PwC are not expected to be present at the Meeting.

Audit and Related Fees

For services rendered to the Fund or the Adviser for the fiscal years ending or ended, as applicable, December 31, 2010*, 2009, and 2008, PwC received or is expected to receive, as applicable, the following fees:

Audit Fees.  The aggregate fees billed to the Fund by PwC during fiscal years ended December 31, 2009 and 2008 for professional services rendered with respect to the audit of the Fund’s financial statements were $15,507 and $15,986, respectively. The aggregate fees to be billed to the Fund by PwC for the fiscal year ending December 31, 2010 for professional services to be rendered with respect to the Fund’s financial statements are expected to be approximately $15,507.

Audit-Related Fees.  The Fund was not billed by PwC for any fees for assurance and related services reasonably related to the performance of the audits of the Fund’s annual financial statements for either of the past two fiscal years and is not expected to be billed by PwC for any such services for the fiscal year ending December 31, 2010.

Tax Fees.  For professional services for tax compliance, tax advice and tax planning, the Fund was billed by PwC for fees in the amounts of $4,857 and $4,865, respectively, for fiscal years ended December 31, 2009 and 2008, and is expected to be billed in the amount of approximately $4,857 for such services for the fiscal year ending December 31, 2010.

All Other Fees.  The Fund was not billed by PwC for any fees for services other than those described above during either of the past two fiscal years and is not expected to be billed by PwC any other fees not described above for the fiscal year ending December 31, 2010.

Aggregate Non-Audit Fees.  The Fund was not billed by PwC for any amounts for any non-audit services during either of the past two fiscal years. In addition, neither the Adviser, nor any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, was billed by PwC for any non-audit services during either of the past two fiscal years. The foregoing is expected to be true for the fiscal year ending December 31, 2010 as well.

* All fees for the fiscal year ending December 31, 2010 specified above are based on the draft engagement letter and other materials from PwC as presented to the Board at its November 16, 2010 meeting and are subject to further adjustments.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted an Audit Committee Charter, which governs the activities of the Audit Committee, including the approval and pre-approval of audit and non-audit services before the engagement. The Audit Committee also has, from time to time, delegated to the Chairman of the Audit Committee the authority to pre-approve audit or non-audit services provided to the Trust by the Trust’s Independent Auditor, provided that any such pre-approval decision is presented to the Audit Committee at its next scheduled meeting.

Audit Committee Report

The following is the report of the Audit Committee with respect to the Trust’s audited financial statements for the fiscal year ended December 31, 2009.

The Audit Committee, in discharging its duties, has met and held discussions with management and PwC, and any internal auditors. The Audit Committee has reviewed and discussed the Fund’s audited financial statements with management. Management has represented to PwC that the Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees). The Audit Committee has received the written disclosures and a letter from PwC required by applicable requirements of the Public Fund Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence and has discussed PwC’s independence with representatives of PwC. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Audit Committee’s review and discussions with management and PwC, the representations of management, and the report of PwC to the Audit Committee, the Audit Committee has recommended that the Board include the audited financial statements in the Fund’s Annual Report on Form N-CSR for the fiscal year ended December 31, 2009 filed with the SEC.

February 23, 2010

The Audit Committee

Kevin T. Hamilton
Richard D. Kernan
John P. McGonigle

Recommendation and Required Vote

If a quorum is present at the Meeting, the affirmative vote of a majority of shares voted in person or by proxy at the Meeting is required for the ratification of the appointment of PwC as the Independent Auditor for the fiscal year ending December 31, 2011 in the event that the Board, including a majority of the Independent Trustees, selects PwC as the Independent Auditor for the fiscal year ending December 31, 2011 at a meeting to be held in person.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE
RATIFICATION OF PWC AS THE INDEPENDENT AUDITOR FOR THE TRUST FOR
THE FISCAL YEAR ENDING DECEMBER 31, 2011 IN THE EVENT THAT THE
BOARD, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, SELECTS
PWC AS THE INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2011 AT A MEETING TO BE HELD IN PERSON.

OTHER MATTERS

The Trust’s management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting requiring a vote of shareholders, including any question as to an adjournment of the Meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Fund.

ADDITIONAL INFORMATION

Share Ownership Information

5% Ownership Information.  As of the Record Date, to the knowledge of the Trust’s management, there were no Shareholders owning beneficially or of record 5% or more of the outstanding shares of the Fund.

PAYPAL, INC. EXPECTS TO VOTE ALL SHARES OWNED BY IT AS OF THE RECORD DATE IN FAVOR OF ALL PROPOSALS, INCLUDING THE ELECTION OF BOTH NOMINEES UNDER PROPOSAL 1. THOSE VOTES ARE LIKELY TO INCREASE MATERIALLY THE CHANCES THAT EACH PROPOSAL WILL BE APPROVED, INCLUDING THE ELECTION OF THE NOMINEES.

Service Providers

Funds Distributor, LLC, a registered broker-dealer, acts as distribution agent for shares of the Fund on PayPal’s website at www.paypal.com.

State Street Bank and Trust Company (“State Street”), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Fund’s administrator. State Street also serves as custodian of the assets of the Fund.

PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, California, 94111, serves as the independent registered public accounting firm for the Fund.

Shareholder Proposals

The Meeting is a special meeting of shareholders. The Fund is not required to, nor does it intend to, hold regular annual meetings of Fund shareholders. Any shareholders who wish to submit proposals for consideration at a subsequent shareholder meeting should submit written proposals to the Fund at PayPal Money Market Fund, 2211 North First Street, San Jose, California 95131, Attn: PayPal Money Market Fund Proxy Vote, and such proposals submitted must be received at least 10 days prior to the meeting. Timely submission of a proposal does not guarantee its consideration at the meeting.

Shareholder Communications

Shareholders may communicate with the Trustees as a group or individually. Any such communications should be sent in writing addressed to the Board or to an individual Trustee in care of PayPal Funds, 2211 North First Street, San Jose, California 95131.

PLEASE COMPLETE, SIGN AND RETURN THE ATTACHED PROXY CARD BY MAIL OR RECORD YOUR VOTING INSTRUCTIONS VIA ELECTRONIC TRANSMISSION OR TELEPHONE PROMPTLY. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY 5:00 P.M., PACIFIC TIME, ON FEBRUARY 22, 2011.

December 29, 2010	By order of the Board of Trustees John D. Muller, Secretary

EXHIBIT A

AMENDED AND RESTATED

INVESTMENT ADVISORY AGREEMENT

PAYPAL FUNDS

This AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT (this “Agreement”), is made as of ____________, 2011, between PayPal Asset Management, Inc. (the “Adviser”) and PayPal Funds (the “Trust”) with respect to each series of the Trust listed on Exhibit A hereto, as may be amended from time to time (each, a “Fund”).

WHEREAS, the Trust is a Delaware statutory trust organized pursuant to a Trust Instrument dated June 3, 1999, as amended and restated (the “Declaration of Trust”), and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company;

WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services and other management services required for the ordinary operations of each Fund, and the Adviser is willing to furnish those services to each Fund;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Adviser has previously provided investment advisory and other management services to each Fund pursuant to that certain Investment Advisory Agreement, dated as of October 4, 2002 (the “Old Investment Advisory Agreement”);

WHEREAS, the parties hereto wish to amend and restate the agreement evidenced by the Old Investment Advisory Agreement on substantially the same terms, with certain modifications as contemplated in the next paragraph; and

WHEREAS, the Trust has determined to unbundle the unified investment advisory fee under the Old Investment Advisory Agreement to exclude certain operating fees and expenses of the Fund from the investment advisory fee, subject to requisite shareholder approval of this Agreement.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Trust and the Adviser as follows:

1.	Appointment.

The Trust hereby appoints the Adviser to act as investment adviser and manager to each Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2.	Investment Advisory and Management Duties.

(a)  Subject to the supervision of the Trustees of the Trust, the Adviser will provide a program of continuous investment management for each Fund in accordance with the Fund’s investment objective, policies and limitations as stated in the Fund’s Prospectus and Statement of Additional Information included as part of the Trust’s Registration Statement filed with the Securities and Exchange Commission (“SEC”) and as the Prospectus and Statement of Additional Information may be amended from time to time, copies of which shall be provided to the Adviser by the Trust. Subject to approval by the Trustees of the Trust, the Adviser may select a master fund having substantially the same investment objective and policies as the Fund into which all or substantially all of the Fund’s assets may be invested, or select and manage investment subadvisers who may be granted discretionary investment authority with respect to the assets of the Fund.

(b)  In performing its investment management services to each Fund hereunder, the Adviser will provide the Fund with ongoing investment guidance, policy direction, including oral and written research, monitoring of any master funds, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy.

(c)  To the extent permitted by the Adviser’s Form ADV as filed with the SEC, as such form may be amended from time to time (the “Adviser’s Form ADV”), and subject to the approval of the Trustees of the Trust, the Adviser shall have the authority to manage cash and money market instruments for cash flow purposes, including but not limited to investment of each Fund in an affiliated or unaffiliated money market fund to the extent permitted by applicable law.

(d)  To the extent permitted by the Adviser’s Form ADV, the Adviser will advise as to the securities, instruments, repurchase agreements, options and other investments and techniques that each Fund will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Fund’s portfolio. The Adviser will advise as to what portion of each Fund’s portfolio shall be invested in securities and other assets, and what portion if any, should be held uninvested.

(e)  The Adviser shall provide or arrange for administration, transfer agency, custody and all other services necessary for each Fund to operate.

(f)  The Adviser may engage and remove one or more subadvisers, subject to the legally required approvals of the Trust and its shareholders, and the Adviser shall monitor the performance of any subadviser and report to the Trust thereon.

(g)  The Adviser further agrees that, in performing its duties hereunder, it will:

(i)  comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the “Code”) and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

(ii)  use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

(iii)  place orders pursuant to each Fund’s investment determinations as approved by the Trustees for the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund’s Prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements;

(iv)  furnish to the Trust whatever statistical information the Trust may reasonably request with respect to each Fund’s assets or contemplated investments. In addition, the Adviser will keep the Trust and the Trustees informed of developments materially affecting the Fund’s portfolio and shall, on the Adviser’s own initiative, furnish to the Trust from time to time whatever information the Adviser believes appropriate for this purpose;

(v)  make available to the Trust’s administrator (the “Administrator”) and the Trust, promptly upon their request, such copies of its investment records and ledgers with respect to each Fund as may be required to assist the Administrator and the Trust in their compliance with applicable laws and regulations. The Adviser will furnish the Trustees with such periodic and special reports regarding each Fund and any subadviser as they may reasonably request;

(vi)  immediately notify the Trust in the event that the Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Adviser further agrees to notify the Trust immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Trust’s Registration Statement regarding a Fund, or any amendment or supplement thereto, but that is required to be disclosed thereon, and of any statement contained therein that becomes untrue in any material respect; and

(vii)  in providing investment advice to each Fund, use no inside information that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information.

3.	Use of Securities Brokers and Dealers.

The Adviser will monitor the use by any master funds of broker-dealers. To the extent permitted by the Adviser’s Form ADV, purchase and sale orders will usually be placed with brokers who are selected by the Adviser as able to achieve “best execution” of such orders. “Best execution” shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. Whenever the Adviser places orders, or directs the placement of orders, for the purchase or sale of portfolio securities on behalf of a Fund, in selecting brokers or dealers to execute such orders, the Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Adviser’s research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund or the Adviser’s overall responsibilities to the Adviser’s discretionary accounts.

Neither the Adviser nor any parent, subsidiary or related firm shall act as a securities broker with respect to any purchases or sales of securities which may be made on behalf of the Fund, provided, however, that this limitation shall not prevent the Adviser from utilizing the services of a securities broker which is a parent, subsidiary or affiliated firm, provided such broker effects transactions in compliance with applicable law and provides competitive execution. Unless otherwise directed by the Trust in writing, the Adviser may utilize the service of whatever independent securities brokerage firm or firms it deems appropriate to the extent that such firms are competitive with respect to price of services and execution.

4.	Allocation of Charges and Expenses.

(a)  With respect to the operation of each Fund, the Adviser shall be responsible for (i) the compensation of any of the Trust’s trustees, officers, and employees who are affiliates of the Adviser (but not the compensation of employees performing services in connection with expenses which are the Fund’s responsibility under Section 4(b) below), (ii) the investment advisory fees paid indirectly by the Fund to the adviser to any master portfolio into which the Fund invests all or substantially all of its assets, (iii) the expenses of printing and distributing the Funds’ prospectuses, statements of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders), and (iv) providing office space and equipment reasonably necessary for the operation of the Trust to the extent not provided by the Administrator.

(b)  Each Fund shall be responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Section 4(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings of the Fund’s shareholders and trustees that are properly payable by the Fund; fees and expenses of members of the Trust’s Board of Trustees (the “Board”) or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; the portion of the compensation and expenses of the Trust’s chief compliance officer approved by the Board; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; fees and expenses of any master portfolio into which the Fund invests all or substantially all of its assets (other than the advisory fees for that master portfolio expressly assumed by the Adviser under Section 4(a) above); and distribution and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

(c)  To the extent the Adviser incurs any costs by assuming expenses that are an obligation of a Fund as set forth herein, the Fund shall promptly reimburse the Adviser for those costs and expenses, except to the extent the Adviser has otherwise agreed to bear those expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund to the extent of the Adviser’s actual costs for providing those services.

5.	Compensation.

(a)  As compensation for the services provided and expenses assumed by the Adviser under this Agreement, the Trust will arrange for each Fund to pay the Adviser at the end of each calendar month an advisory fee computed daily at an annual rate equal to the rate specified on Exhibit A for that Fund’s average daily net assets. The “average daily net assets” of the Fund shall mean the average of the values placed on the Fund’s net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration of Trust and the Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this Section 5, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund’s portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any month end when the Adviser’s compensation is payable pursuant to this Section 5, then the Adviser’s compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month). If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 5.

(b)  The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses that are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. The Adviser may recover any such reduction in compensation or reimbursements or any other subsidies previously paid to reduce a Fund’s expenses at any time in the first, second or third fiscal year after the year of reduction provided the applicable Fund remains in compliance with any then-applicable expense limitation, with the oldest such reductions recoverable before newer reductions, and provided further that the Board approves such recovery by the Adviser.

6.	Books and Records.

The Adviser agrees to maintain such books and records with respect to its services to each Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Trust and will be surrendered promptly to the Trust upon its request. The Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

7.	Standard of Care and Limitation of Liability.

The Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund or the holders of the Fund’s shares in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Trust, the Fund or to holders of the Fund’s shares to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement. As used in this Section 7, the term “Adviser” shall include any officers, directors, employees or other affiliates of the Adviser performing services with respect to a Fund.

8.	Services Not Exclusive.

It is understood that the services of the Adviser are not exclusive, and that nothing in this Agreement shall prevent the Adviser from providing similar services to other investment companies or to other series of investment companies, including the Trust (whether or not their investment objectives and policies are similar to those of a Fund) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Adviser’s ability to meet its obligations to the Fund hereunder. When the Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Adviser recommends the purchase or sale of the same security for a Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees shall act as a principal or agent or receive any commission. If the Adviser provides any advice to its clients concerning the shares of a Fund, the Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

9.	Duration and Termination.

(a)  This Agreement shall become effective with respect to a Fund on the later of the date of its execution or the date it is approved by shareholders and/or the Trustees in the manner required by the 1940 Act. This Agreement shall continue with respect to each Fund for a period of two years from its effective date, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trustees or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person (to the extent required by the 1940 Act) at a meeting called for the purpose of voting on such approval.

(b)  Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by a Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund’s outstanding voting securities, upon sixty (60) days’ written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days’ written notice to the Trust. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

10.	Amendments.

This Agreement may be amended at any time but only by the mutual agreement of the parties to this Agreement and in accordance with any applicable legal or regulatory requirements.

11.	Proxies.

Unless the Trust gives written instructions to the contrary, the Adviser shall vote all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested in a manner which best serves the interests of the Fund’s shareholders. The Adviser shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund’s shareholders.

12.	Failure to Perform; Force Majeure.

No failure or omission by either party hereto in the performance of any obligation of this Agreement (other than payment obligations) shall be deemed a breach of this Agreement or create any liability if the same shall arise from any cause or causes beyond the control of the party, including but not limited to, the following: acts of God, acts or omissions of any governmental agency; any rules, regulations, or orders issued by any governmental authority or by any officer, department, agency or instrumentality thereof; fire; storm; flood; earthquake, war; rebellion; insurrection; riot; and invasion and provided that such failure or omission resulting from one of the above causes is cured as soon as is practicable after the occurrence of one or more of the above-mentioned causes.

13.	Miscellaneous.

(a)  This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b)  The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c)  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(d)  Nothing herein shall be construed as constituting the Adviser as an agent of the Trust or the Fund, other than as expressly provided herein.

(e)  All liabilities of the Trust hereunder are limited to the assets of each Fund, but this shall not be interpreted to conflict with the Fund’s maintaining its separate assets and liabilities.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of _______________, 2011.

PAYPAL FUNDS
By:
Name:
Title:

PAYPAL ASSET MANAGEMENT, INC.
By:
Name:
Title:

Exhibit A

PayPal Funds

Fund Name	Advisory Fee (annual rate)	Effective Date
PayPal Money Market Fund	0.30%	, 2011

PayPal Funds	PayPal Asset Management, Inc.
By:	By:
Title:	Title:

PROXY TABULATOR
P.O. BOX 859232
BRAINTREE, MA 02185-9232

Please vote this proxy card TODAY!
Your prompt response will save the expense of additional mailings

CALL: To vote by phone call toll-free **1-800-791-3320** and follow the recorded instructions.
LOG-ON: Vote on the internet at **www.kingproxy.com/paypal** and follow the on-screen instructions.
MAIL: Return the signed proxy card in the enclosed envelope.

PAYPAL FUNDS
PAYPAL MONEY MARKET FUND
SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 24, 2011

The undersigned hereby appoints Omar J. Paz and Dana E. Schmidt as proxies for the undersigned, each with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund in connection with the Meeting to be held at noon, Pacific time, at the principal executive offices of the Trust at 2211 North First Street, San Jose, CA 95131 and at any adjournment thereof. WHEN PROPERLY EXECUTED AND RETURNED BY MAIL OR VOTED VIA ELECTRONIC TRANSMISSION OR TELEPHONE, this Proxy Card will be voted in the manner directed herein by the undersigned with respect to matters referred to in the Proxy Statement for the Meeting; if no direction is made, this Proxy Card will be voted FOR approval of all proposals. With respect to such other matters as may properly come before the Meeting or any adjournment thereof, the proxies will vote in the proxies' discretion.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.

PLEASE PROMPTLY COMPLETE, SIGN, AND RETURN THIS PROXY CARD BY MAIL OR RECORD YOUR VOTING INSTRUCTIONS VIA ELECTRONIC TRANSMISSION OR TELEPHONE PROMPTLY. ELECTRONIC AND TELEPHONE VOTING WILL END AT 5:00 P.M., PACIFIC TIME, ON FEBRUARY 22, 2011.

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives specific written notice to the contrary from any one of them.

Signature Date

Signature (if held jointly) Date

PAY01-PXC-1.12

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

Please indicate your vote by marking the appropriate box. Example: ■

		FOR	WITHHOLD AUTHORITY	
1.	To elect as Trustees the nominees presented in Proposal 1:			
	(01) John P. McGonigle	☐	☐	
	(02) Dana E. Schmidt	☐	☐	
		FOR	**AGAINST**	**ABSTAIN**
2.	To approve the Amended and Restated Investment Advisory Agreement:	☐	☐	☐
3.	To ratify the appointment of PricewaterhouseCoopers LLP ("PwC") as the Trust's independent registered public accounting firm (the "Independent Auditor") for the fiscal year ending December 31, 2011 in the event that the Board, including a majority of the Trustees who are not "interested persons," as such term is defined in the Investment Company Act of 1940, as amended, selects PwC as the Trust's Independent Auditor for the fiscal year ending December 31, 2011 at a meeting to be held in person:	☐	☐	☐
	CHECK HERE IF YOU PLAN TO ATTEND THE MEETING	☐		

IMPORTANT

IN ORDER TO AVOID THE DELAY AND EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE, SIGN AND RETURN YOUR BALLOT BY MAIL OR RECORD YOUR VOTING INSTRUCTIONS VIA ELECTRONIC TRANSMISSION OR TELEPHONE AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

PAY01-PXC-1.06